MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding ("MOU"), effective as of January 31, 2012, contains essential terms of a settlement agreed to in principle (the "Settlement In Principle") of the action *In Re IMH Secured Loan Fund Unitholders Litigation*, Civil Action No. 5516-CS, pending in the Court of Chancery in the State of Delaware (the "Action"), between the following: defendants Investment Mortgage Holdings Inc., IMH Holdings, LLC, IMH Secured Loan Fund LLC (the "Fund") and IMH Financial Corporation ("IMH" or the "Company"), and Individual Defendants Shane Albers ("Albers"), William Meris ("Meris") and Steven Darak ("Darak") (collectively "Defendants"), and Plaintiffs IRA FBO Dennis Miceli, Charlotte Wood, and Howard Weitz IRA (collectively "Class Plaintiffs") on their own behalf and on behalf of a Class as defined below, and interested non-parties New World Realty Advisors, LLC ("NWRA"), NWRA Ventures I, LLC ("NW Capital"), and their affiliates, members, and employees (collectively "Interested Non-Parties", and together with the Defendants and the Class Plaintiffs, "Settling Parties").

The Settling Parties agree that the settlement described in this MOU is subject to confirmatory discovery, the execution of an inter-creditor agreement between the Trustee (as defined below) and NW Capital, the execution of a Stipulation of Settlement, customary exhibits thereto, including but not limited to Notice of Settlement and Determination of Class Action, Proof of Claim and Release, Final Order and Judgment and a proposed scheduling order ("Scheduling Order"), which will be promptly submitted to the Court for approval as soon as practicable. The Settling Parties further agree that

there is no final or binding settlement agreement unless and until the Stipulation of Settlement is executed and approved by the Court and receives Final Approval.[1]

The Settling Parties agree to seek certification of a non-opt out class pursuant to Court of Chancery Rules 23(a) and 23(b)(1). The Settling Parties further agree that the failure to satisfy any terms set forth in this Memorandum of Understanding, in the Stipulation of Settlement, and/or in any final Settlement renders this Settlement voidable at the sole discretion of IMH.

The Stipulation of Settlement shall incorporate the following terms and other additional terms and conditions:

Notes Offering

1. IMH shall, within 30 days after Final Approval of the Settlement but no earlier than July 1, 2012, subject to compliance with securities and other applicable laws and regulations, proceed with a $20 million notes offering (the "Notes Offering") by which the members of the Class shall have the option to exchange 2,493,765 IMH shares for notes (the "Shareholder Notes"), at an exchange rate of $8.02 in Shareholder Notes per IMH share on the following terms:

[1] "Final Approval" means that the Court, following a fairness hearing, has issued a Judgment and that either (a) the time for rehearing or reconsideration, appellate review, and review by petition for certiorari has expired, and no motion for rehearing or reconsideration and/or notice of appeal has been filed; or (b) if rehearing, reconsideration, or appellate review, or review by petition for certiorari is sought, after any and all avenues of rehearing, reconsideration, appellate review, or review by petition for certiorari have been exhausted, and no further rehearing, reconsideration, appellate review, or review by petition for certiorari is permitted, or the time for seeking such review has expired, and the Judgment has not been modified, amended or reversed in any way. Upon Final Approval, the Stipulation of Settlement shall become the "Settlement."

(a) Each Shareholder Note shall have a 5 year maturity, with a 4% per annum coupon, payable quarterly.

(b) The Shareholder Notes will be subordinate to the NW Capital loan (as defined in the NW loan agreements) and the Convertible Notes issued pursuant to the Rights Offering (as described in ¶2 below), whether or not the NW Capital loan and Convertible Notes are converted into preferred equity, in whole or in part.

(c) Redemption of the Shareholder Notes shall be as follows:

(i) (a) 50% of the principal amount of each Shareholder Note shall be payable four years after issue, so long as the Company has cash or cash equivalents in the amount of at least $10 million plus two times the trailing net operating expenses for the prior 12 months and has an operating profit defined as net earnings plus depreciation for the prior 12 months; *provided, however,* that the Company shall not be in default on a senior obligation or by virtue of making the payment shall not become in default on such an obligation; and (b) five years after issue, the remaining principal and any interest due on each Shareholder Note shall be paid.

(ii) (a) All of the outstanding Shareholder Notes shall be redeemed upon the consummation of an IPO by IMH in an amount not less than $150 million; or (b) at any time in the discretion of IMH with any remaining principal and accrued interest or interest then due.

(d) IMH shall not enter into any senior debt obligation that expressly provides that the specific payment pursuant to ¶1(c)(i) above shall constitute an event of default on such senior debt obligation, but such senior debt obligation shall not be

prohibited from having customary protections such as tangible net worth, debt service coverage and liquidity.

(e) IMH shall only be authorized to issue additional debt senior to the Shareholder Notes so long as the amount of net equity after such issuance is greater than two times the amount of the then outstanding Shareholder Notes.

(f) The Shareholder Notes shall be deemed in default upon the occurrence of the following:

(i) the non-payment of quarterly interest when due, after customary notice and the failure to cure the non-payment within one quarter of the non-payment;

(ii) the non-payment of the amortization payment in year 4 (provided in ¶1(c)(i)(a) above) if due and applicable, except if making such payment would have caused a senior debt default;

(iii) the insolvency or bankruptcy of IMH; or

(iv) any other customary default provision, including but not limited to customary protections, provided that any other provisions are expressly defined in and agreed upon in the Stipulation of Settlement.

(g) An event of default on the Shareholder Notes shall trigger an obligation by IMH to repay the Shareholder Notes in full plus any accrued interest and shall also trigger any other customary noteholder rights and protections (upon an event of default), provided that any such provisions are expressly defined in and agreed upon in the Stipulation of Settlement.

(h) The Shareholder Notes shall be issued in book entry form and administered by an institutional trustee (the "Trustee") selected by IMH for the benefit of all holders of the Shareholder Notes. The Trustee's reasonable and customary expenses shall be borne by the Company.

(i) The Shareholder Notes may be transferred among Class members, subject to the consent of IMH, which shall not be unreasonably withheld, and securities and other applicable laws.

(j) IMH or the Trustee (as the parties shall later agree, subject to Court approval) shall be responsible for providing appropriate communications to Class members regarding the option to elect to convert IMH shares into Shareholder Notes of their respective ownership interest in Shareholder Notes and the results of such elections.

(k) The Notes Offering shall be made to all members of the Class who may participate, as follows:

Two pools of Shareholder Notes shall be made available: one pool of $10 million principal amount of Shareholder Notes shall initially be made exclusively available for those Class members who cast a vote "against" the Conversion Transaction that was received by IMH by June 23, 2010 (the "No Vote Pool") who wish to exchange IMH shares and one pool of $10 million principal amount of Shareholder Notes shall initially be made available to all other members of the Class who wish to exchange IMH shares (the "Open Pool"). Class members will have the right to exchange shares in their respective Shareholder Notes pool on a *pro rata* basis. Approximately 11% of the outstanding Units in the Fund were voted against the Conversion Transaction and

received by IMH by June 23, 2010. Those votes represent 1,883,169 IMH shares. The remaining shares held by the Class are eligible to participate in the Open Pool.

(i) If the Open Pool is not exhausted and the No Vote Pool is oversubscribed, then the oversubscribed exchange requests of "no voters" shall be satisfied by the excess in the Open Pool on a *pro-rata* basis.

(ii) If the No Vote Pool is not exhausted and the Open Pool is oversubscribed, then the oversubscribed exchange requests of the Open Pool shall be satisfied by the excess in the No Vote Pool on a *pro-rata* basis.

(iii) To the extent that the amount of the two Shareholder Notes Pools (*i.e.*, $20 million) remains after all exchange requests pursuant to paragraph (k) and subparagraphs (i) and (ii) above have been satisfied, such excess Shareholder Notes shall not be issued.

(iv) The allocation of the Shareholder Notes in the two pools shall be administered by the Trustee referred to in ¶1(h) above.

(v) The opportunity to elect to participate in the Notes Offering shall be provided for in the Proof of Claim Form accompanying the Notice.

Rights Offering

2. IMH shall proceed within 30 days after Final Approval of the Settlement, to make a Regulation D rights offering to accredited investors in the amount of $10 million ("Rights Offering"), as initially announced on or about June 7, 2011, provided however, that it will only be available to satisfy purchase requests by Class members (unless undersubscribed by them) and on economic terms identical to those provided to NW Capital (e.g., same coupon rate and terms, same maturity, same collateral pool; and

subject to an inter-creditor agreement to be negotiated between the Trustee and NW Capital (and/or any successor noteholders or assigns) as lead lender) rather than on "substantially similar" economic terms as announced on June 7, 2011, subject to compliance with securities and other applicable laws and regulations, as follows:

(a) Pursuant to the Rights Offering, Class members will be entitled to purchase Convertible Notes on the same financial terms as those purchased by NW Capital, provided that the Convertible Notes shall be converted into Series A Preferred Stock if NW Capital exercises its option pursuant to Section 10.1 of the Loan Agreement dated as of June 7, 2011 between IMH and NW Capital to effect such conversion in the same proportion as NW Capital exercises that right.

(b) The Rights Offering shall be limited in the first instance to all members of the Class. The opportunity to elect to participate in the Rights Offering shall be provided for in the Proof of Claim Form accompanying the Notice. Only after all members of the Class have had a full opportunity to participate in the Rights Offering will NW Capital have the option to purchase any of the remaining Convertible Notes.

(c) IMH may not use the proceeds of the Rights Offering to repay any NW Capital indebtedness.

(d) IMH or the Trustee (as the parties shall later agree, subject to Court approval) shall be responsible for providing appropriate notice to Class members who elect to subscribe to the Rights Offering of their respective ownership interests in the Convertible Notes. The Convertible Notes shall be book entry notes and administered by the Trustee. The Trustee's reasonable and customary expenses shall be borne by the Company.

(e) All reasonable care will be taken by all parties in the implementation of the Rights Offering to preserve IMH's built-in tax losses.

3. Class members shall be permitted, at their election, to participate in either the Notes Offering described in ¶1 above, the Rights Offering described in ¶2 above, or both, or neither, and may do so in whole or in part.

Cash Consideration

4. The Defendants shall pay a total of $1,645,000.00 (the "Cash Consideration"). Except as provided in Subsection 4(d), below, the Cash Consideration shall be deposited into an escrow account to be established by Lead Counsel with a nationally chartered bank (the "Settlement Escrow Account") within 10 days following the entry of the Scheduling Order by the Court, as follows:

(a) $500,000 in cash on behalf of Individual Defendant Shane Albers.

(b) $375,000 in cash on behalf of Individual Defendant Will Meris.

(c) $20,000 in cash on behalf of Individual Defendant Steve Darak.

(d) Defendant IMH shall contribute $750,000, which may include amounts paid from the Insurance Policy to the extent that any amount remains, as follows. (i) IMH shall contribute $450,000, to be deposited into the Settlement Escrow Account on the date specified in paragraph 4 above. (ii) The remaining $300,000 of IMH's contribution (the "Reserve") shall be retained in a separate escrow account (the "Reserve Escrow Account"), available to be used by IMH for defense costs for other unresolved litigation. If any amount of the Reserve Escrow Account remains after such defense costs, such amount remaining in the Reserve Escrow Account shall be paid into the Settlement Escrow Account.

(e) In funding the amounts referred to in this paragraph, IMH agrees to use the available proceeds under the Insurance Policy in the first instance to fund the Individual Defendants' cash contributions and thereafter, to the extent there are remaining proceeds, to fund IMH's contribution, so as to minimize or eliminate any burden upon IMH to make such contributions.

5. The Cash Consideration less notice and administration costs and any amounts awarded by the Court for attorneys' fees and expenses, or to Class Plaintiffs (the "Net Cash Consideration") shall be distributed to Class members in proportion to the number of shares in IMH they held as of June 23, 2010.

6. In the event the Court does not approve the Settlement, all amounts in escrow shall be returned pursuant to the instructions of Defendants' counsel less any notice costs paid or incurred.

<u>Changes to the Employment Agreements of Individual Defendants Meris and Darak</u>

7. Although the employment contracts currently anticipate an annual award of stock options to Individual Defendants Meris and Darak, IMH shall not award any new stock options under the 2010 Stock Incentive Plan (approved in the Conversion Transaction) for fiscal years 2011 and 2012.

<u>Additional Restrictions on the Sale of IMH Stock by Individual Defendants Meris and Darak</u>

8. Individual Defendants Meris and Darak each agree to enter into an agreement with IMH to the following effect:

(a) If Individual Defendant Meris or Darak separates from IMH without cause and seeks to have the restrictions on the sale of his Class B stock (*i.e.*, B-1,

B-2 and B-3 stock) lifted in order to sell or transfer that stock, then, a determination must be made that the separation from IMH is in fact a "termination" and not a resignation, and that the termination was "without cause"

(i) by independent directors on the IMH Board of Directors, or

(ii) if there are no independent directors on the IMH Board of Directors, then by an independent, nationally recognized employment consultant or law firm.

(iii) Following an IPO, the restrictions on the Class B-4 stock owned by Individual Defendants Meris and Darak shall not be lifted until after the initial expiration of the restrictions on the Class B stock (*i.e.*, B-1, B-2 and B-3 stock) as described in the Consent Solicitation/Prospectus and set forth in the IMH Certificate of Incorporation.

(b) IMH agrees that it will not redeem any stock owned by Individual Defendants Meris and Darak while the Shareholder Notes remain outstanding.

Appointment of Independent Directors to the IMH Board of Directors:

9. IMH shall appoint at least two (2) independent directors to the IMH Board of Directors within 6 months of the later of (a) Final Approval of the Stipulation of Settlement and, either (b) sufficient notice that the SEC investigation has been favorably resolved, or (c) such SEC investigation no longer appears to be active, but in no event before December 31, 2012.

Establishment of Investor Advisory Committee:

10. There shall be established a five (5) person Investor Advisory Committee.

(a) The Investor Advisory Committee shall be comprised, to the extent there are candidates, of one designee from each of the following groups:

(i) investors with more than $5 million invested in IMH shares;

(ii) investors with $1 million to $5 million invested in IMH shares;

(iii) investors with less than $1 million invested in IMH shares;

(iv) registered investment advisors whose clients own IMH shares; and

(v) owners of broker-dealers whose clients own IMH shares.

As to the calculation of the dollar amount "invested" for purposes of subparagraphs (a)(i)-(iii), the amount "invested" shall be determined by the amount of money the investor had invested in the Fund as of October 1, 2008.

(b) The Notice of Settlement shall provide a procedure for members of the Class to provide information to IMH regarding their qualifications and desire to serve as a member on the Investor Advisory Committee. The Notice of Settlement shall provide sufficient information as to the obligations that a member of the Investor Advisory Committee will undertake.

(c) The IMH Board of Directors with NW Capital's approval, not to be unreasonably withheld, shall appoint, from among qualified candidates, including

those Class members who seek appointment to the Investor Advisory Committee, the members of the Investor Advisory Committee.

(d) The Investor Advisory Committee shall meet with members of the IMH Board of Directors and/or Management not less than once every four (4) months. The Company will present its relevant plans and actions to the Investor Advisory Committee which shall provide input as appropriate. *However*, the Investor Advisory Committee shall have no authority to bind or direct the actions of the Company, the Board, or IMH management.

(e) It shall be a condition of service on the Investor Advisory Committee that members be required to execute an appropriate confidentiality and non-disclosure agreement and agree to be bound by the Company's insider trading policy and all rules and regulations regarding confidentiality and the non-disclosure of material, non-public information.

(f) The Company shall provide the members of the Investor Advisory Committee with, as appropriate, indemnification and insurance coverage for their actions taken on and as a member of the Investor Advisory Committee; further the Company shall provide the members of the Investor Advisory Committee with an appropriate fee and reimbursement of reasonable expenses necessary to performing their services on the Investor Advisory Committee.

(g) The Investor Advisory Committee may not be terminated until the appointment of a full board of directors (consisting of 7 members) with a majority of independent directors. The fully constituted IMH Board of Directors, in its discretion,

may terminate or seek to retain the Investor Advisory Committee for any period of time thereafter.

Modification of New World Realty Advisors, LLC's Consulting Contract:

11. New World Realty Advisors, LLC ("NWRA") and IMH agree that the NWRA consulting contract dated as of February 28, 2011 shall be terminable by the IMH Board of Directors upon the repayment in full of the NW Capital indebtedness, *provided, however*, that the indebtedness has not been converted to preferred or common equity. At present, it is not terminable by the IMH Board of Directors even if NW Capital is repaid and has no further interest in IMH.

Class Definition/Scope of Release and Other Related Litigation:

12. (a) The Settling Parties shall stipulate to and seek certification of a non-opt out Settlement Class pursuant to Chancery Court Rule 23(a) and (b)(1) as follows:

> all former Unitholders of the Fund who were record holders as of May 13, 2010, and/or whose Units have been converted into shares of IMH pursuant to the Conversion Transaction. Excluded from the Settlement Class shall be the Defendants herein, any entity in which any Defendant has a controlling interest; the officers, directors, affiliates, legal representatives, heirs, successors, subsidiaries, and/or assigns of any such individual or entity; and any of the broker-dealers (or any of their agents or representatives) which sold Units to Class Plaintiffs or the members of the Class.

(b) Upon Final Approval by the Court of this Settlement Agreement, and in consideration of the terms and conditions herein, the sufficiency and fairness and receipt of which are acknowledged, and except for the rights and obligations created by this Settlement Agreement, all Class members and their agents, officers, directors, employees, shareholders, parents, subsidiaries, affiliates, predecessors, inside and outside attorneys, executors, successors, heirs, assigns, administrators, agents and representatives,

shall be deemed to have released, waived and forever discharged Defendants, Defendants' agents, officers, directors, employees, shareholders (other than Class members), parents, subsidiaries, affiliates, predecessors, inside and outside attorneys, executors, successors, heirs, assigns, administrators, insurers, consultants and representatives (including, but not limited to, the Interested Non-Parties and/or any of their affiliates), but not any broker-dealers (or any of their agents or representatives) that sold Units in the Fund (collectively, the "Released Parties") from any and all claims, rights, demands in law or equity, charges, complaints, actions, causes of action, arbitrations or suits of any kind or nature, known or unknown, that have accrued or may hereafter accrue (including but not limited to those seeking damages and/or injunctive, declaratory, and/or other non-monetary relief, however described), that are based upon, arise out of, relate in any way to, or involve, directly or indirectly, any of the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, facts, practices, events, claims or any other matters, things or causes whatsoever, or any series thereof, that have occurred on or before the date of this MOU and were, could have been, or in the future can or might be alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, directly or indirectly, the Action or the subject matter of the Action in any court, tribunal, forum or proceeding, including, without limitation, any and all claims which are based upon, arise out of, relate in any way to, or involve, directly or indirectly:

(i) any deliberations or negotiations in connection with the Conversion Transactions, including the process of deliberation or negotiation of any of the managers, officers, directors or advisors;

(ii) the Conversion Transactions or the conversion of any Units in connection therewith;

(iii) the consideration received by Class members in connection with the Conversion Transactions;

(iv) the Form S-4, the Final Proxy/Prospectus, the Supplemental Disclosures or any other disclosures, SEC filings, public filings, periodic reports, press releases, proxy statements or other statements issued, made available or filed relating, directly or indirectly, to the Conversion Transactions, including without limitation, claims under any and all federal securities laws (including those within the exclusive jurisdiction of the federal courts) or state disclosure law;

(v) any fiduciary obligations of the Released Parties in connection with the Conversion Transactions;

(vi) the fees, expenses or costs incurred in prosecuting, defending, or settling the Action;

(vii) any of the allegations in any complaint or amendment(s) thereto filed in the Action;

(viii) the "Employment Separation and General Release Agreement (Shane Albers)," dated April 20, 2011, including all exhibits attached thereto;

(ix) any deliberations, negotiations, representations, omissions or other conduct leading to the execution of the MOU, the Stipulation and/or the Settlement; or

(x) the NW Capital loan or the NWRA advisory agreement between IMH and NW Capital and/or NWRA and/or any of their affiliates

(collectively the "Released Claims").

(c) The Settling Parties agree that the scope of the Release does not include:

(i) any separate claims for defamation by individual Class members that are the subject of litigation pending as of 12/1/2011;

(ii) any actions or arbitrations by Class members against any broker-dealers (or any of their agents or representatives) who sold Units in the Fund, except to the extent that such Class member alleges in such action or arbitration any Released Claims against any of the Released Parties;

(iii) LGM's claim for proxy expenses asserted in the Action; and

(iv) enforcement of this MOU, the Stipulation of Settlement or any orders by the Court in furtherance thereof.

(d) Upon entry of a final order and judgment, Defendants shall be deemed to have released any claims against any of the Class Plaintiffs, or their counsel, or members of the Class, known or unknown, arising out of or relating to the prosecution or resolution of this Action, or that would have been compulsory counterclaims.

13. A customary mutual non-disparagement clause will be included in the final Stipulation. The Settling Parties will agree upon a press release which will serve as the exclusive statement to the press by any and all parties concerning the settlement of this Action.

Attorneys' Fees, Reimbursement of Expenses and Awards to Class Plaintiffs:

14. Issues concerning attorneys' fees, reimbursement of expenses and other awards to Class Plaintiffs shall be resolved at a later time.

Execution of this MOU

15. This MOU may be executed by facsimile and in one or more counterparts. The undersigned signatories represent that they have authority from their clients to execute this MOU. The terms of this MOU shall inure to and be binding upon the Settling Parties and their insurers and their successors-in-interest, until replaced and superseded by the Stipulation of Settlement.

AGREED TO on January 31, 2012

By: ______________________

Pamela S. Tikellis (#2172)
Robert J. Kriner, Jr. (#2546)
Tiffany J. Cramer (# 4998)
CHIMICLES & TIKELLIS LLP
222 Delaware Avenue, Suite 1100
Wilmington, DE 19899
Tel: (302) 656-2500

- and -

By: ______________________

Norman M. Monhait (#1040)
ROSENTHAL, MONHAIT & GODDESS, P.A.
919 N. Market Street, Suite 1401
Citizens Bank Center
Wilmington, DE 19801
Tel: (302) 656-4433

Co-Delaware Liaison Counsel for Plaintiffs

Attorneys' Fees, Reimbursement of Expenses and Awards to Class Plaintiffs:

14. Issues concerning attorneys' fees, reimbursement of expenses and other awards to Class Plaintiffs shall be resolved at a later time.

Execution of this MOU

15. This MOU may be executed by facsimile and in one or more counterparts. The undersigned signatories represent that they have authority from their clients to execute this MOU. The terms of this MOU shall inure to and be binding upon the Settling Parties and their insurers and their successors-in-interest, until replaced and superseded by the Stipulation of Settlement.

AGREED TO on January 31, 2012

By: ______________________

Pamela S. Tikellis (#2172)
Robert J. Kriner, Jr. (#2546)
Tiffany J. Cramer (# 4998)
CHIMICLES & TIKELLIS LLP
222 Delaware Avenue, Suite 1100
Wilmington, DE 19899
Tel: (302) 656-2500

- and -

By: [signature]

Norman M. Monhait (#1040)
ROSENTHAL, MONHAIT & GODDESS, P.A.
919 N. Market Street, Suite 1401
Citizens Bank Center
Wilmington, DE 19801
Tel: (302) 656-4433

Co-Delaware Liaison Counsel for Plaintiffs

By: ______________________________
Robin F. Zwerling
ZWERLING, SCHACHTER &
ZWERLING, LLP
41 Madison Avenue
New York, NY 10010
(212) 223-3900

- and -

By: ______________________________
Jeffrey A. Klafter
KLAFTER OLSEN & LESSER LLP
Two International Drive, Suite 350
Rye Brook, New York 10573
Tel: (914) 934-9200

Co-Lead Counsel for Class Plaintiffs

By: ______________________________
Richard D. Heins (#3000)
Andrew D. Cordo (#4534)
ASHBY & GEDDES
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, Delaware 19801
Tel: 302-654-1888

- and -

By: ______________________________
Michael N. Ungar
ULMER BERNE LLP
1660 West 2nd Street, Suite 1100
Cleveland, OH 44113-1448
Tel: 216-583-7002
Counsel for Defendants

By: Robin F. Zwerling

Robin F. Zwerling
ZWERLING, SCHACHTER & ZWERLING, LLP
41 Madison Avenue
New York, NY 10010
(212) 223-3900

- and -

By: ______________________

Jeffrey A. Klafter
KLAFTER OLSEN & LESSER LLP
Two International Drive, Suite 350
Rye Brook, New York 10573
Tel: (914) 934-9200

Co-Lead Counsel for Class Plaintiffs

By: ______________________

Richard D. Heins (#3000)
Andrew D. Cordo (#4534)
ASHBY & GEDDES
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, Delaware 19801
Tel: 302-654-1888

- and -

By: ______________________

Michael N. Ungar
ULMER BERNE LLP
1660 West 2nd Street, Suite 1100
Cleveland, OH 44113-1448
Tel: 216-583-7002
Counsel for Defendants

By: ______________________________

Robin F. Zwerling
ZWERLING, SCHACHTER &
ZWERLING, LLP
41 Madison Avenue
New York, NY 10010
(212) 223-3900

- and -

By: ______________________________

Jeffrey A. Klafter
KLAFTER OLSEN & LESSER LLP
Two International Drive, Suite 350
Rye Brook, New York 10573
Tel: (914) 934-9200

Co-Lead Counsel for Class Plaintiffs

By: ______________________________

Richard D. Heins (#3000)
Andrew D. Cordo (#4534)
ASHBY & GEDDES
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, Delaware 19801
Tel: 302-654-1888

- and -

By: Michael Ungar by LDR

Michael N. Ungar
ULMER BERNE LLP
1660 West 2nd Street, Suite 1100
Cleveland, OH 44113-1448
Tel: 216-583-7002
Counsel for Defendants